UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.__)

Filed by the Registrant	☑

Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
WT Mutual Fund

(Name of Registrant as Specified in its Charter)
Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3)Filing Party:

4) Date Filed:

WT MUTUAL FUND
1100 North Market Street
Wilmington, Delaware 19890
WILMINGTON MULTI-MANAGER REAL ASSET FUND
March 14, 2008
Dear Shareholder:
          A special meeting of shareholders of the Wilmington Multi-Manager Real Asset Fund (the “Fund”) of WT Mutual Fund (the “Trust”), will be held at the offices of Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, on April 21, 2008, at 10:00 a.m. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.
          We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card — be sure to sign, date and return it to us in the enclosed postage paid envelope.
          Your vote is very important to us. If we do not hear from you by April 11, 2008, a representative of the Trust or RSMC may contact you.
          Thank you for your response and for your continued investment with the Fund.

Sincerely, Neil Wolfson President and Chief Executive Officer WT Mutual Fund

WT MUTUAL FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
WILMINGTON MULTI-MANAGER REAL ASSET FUND
TO BE HELD ON
APRIL 21, 2008

          Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Wilmington Multi-Manager Real Asset Fund (“Fund”) of WT Mutual Fund (the “Trust”) will be held at the offices of the investment adviser, Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, on April 21, 2008, at 10:00 a.m., for the following purposes:
1.	To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, RSMC and ING Clarion Real Estate Securities L.P. (“ING CRES”);

2.	To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, RSMC and EII Realty Securities, Inc. (“EII”); and

3.	To transact such other business that may properly come before the Meeting, or any adjournments thereof.
          Shareholders of record of the Fund on March 4, 2008, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” any such adjournment those proxies to be voted against a proposal.
          Your vote is important to us. Thank you for taking the time to consider these important proposals.

By Order of the Board of Trustees of WT Mutual Fund

Edward W. Diffin, Jr.
Secretary
March 14, 2008
IMPORTANT
We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

WT MUTUAL FUND

WILMINGTON MULTI-MANAGER REAL ASSET FUND
1100 North Market Street
Wilmington, Delaware 19890
PROXY STATEMENT
DATED MARCH 14, 2008
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
APRIL 21, 2008

          This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the “Trust”), on behalf of the Wilmington Multi-Manager Real Asset Fund (“Fund”), for use at a special meeting of shareholders of the Fund to be held at the offices of the investment adviser, Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, on April 21, 2008, at 10:00 a.m., or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”). The Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders of the Fund on or about March 14, 2008.
          The Fund provides periodic reports to its shareholders, which highlight relevant information about the Fund, including investment results and a review of portfolio investments. You may receive an additional copy of the most recent annual report and semi-annual report of the Fund, without charge, by calling (800) 336-9970, by downloading it from the Trust’s web-site at www.wilmingtonfunds.com or by writing to WT Mutual Fund, Wilmington Multi-Manager Real Asset Fund, c/o PFPC Inc. at 760 Moore Road, King of Prussia, Pennsylvania 19406.
PURPOSE OF MEETING
          The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposals:

Proposal 1:	To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, RSMC and ING Clarion Real Estate Securities L.P. (“ING CRES”);

Proposal 2:	To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, RSMC and EII Realty Securities, Inc. (“EII”); and

Proposal 3:	To transact such other business that may properly come before the Meeting, or any adjournments thereof.
          If shareholders of the Fund do not approve a Proposal, the Board of Trustees will consider other alternatives, including the request for a revised proposal from RSMC. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust and the Fund.

* * *
OVERVIEW
          The Fund is a multi-manager fund that has retained an adviser and several sub-advisers to manage and make decisions with respect to its assets. RSMC, located at 1100 North Market Street, Wilmington, Delaware 19890, is the investment adviser to the Fund pursuant to an investment management agreement with the Trust.
          As investment adviser to the Fund, RSMC has overall responsibility for the general management and day-to-day operations of the Fund, but has retained investment sub-advisers to make the investment decisions for allocated portions of the Fund’s assets. Wilmington Trust Investment Management, LLC (“WTIM”), an entity under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC retains responsibility (subject to Board oversight) for managing sub-advisers and evaluates the Fund’s needs and each sub-adviser’s skills and abilities on an ongoing basis. In addition, RSMC directly manages a portion of the Fund’s assets allocated to the inflation protected debt securities or TIPS strategy and assets allocated to the Enhanced Cash strategy. The current sub-advisers to the Fund include: AEW Management and Advisors, L.P. (“AEW”) and Real Estate Management Services Group, LLC (“REMS”).
          At the February 28, 2008 meeting of the Trustees, RSMC reported that it had conducted an analysis of the Fund, its structure and the sub-advisers to which it currently allocates assets. Based on its analysis of the Fund, RSMC recommended that the Board approve ING Clarion Real Estate Securities L.P. (“ING CRES”) and EII Realty Securities, Inc. (“EII”), as sub-advisers to the Fund and recommended that the proposal be submitted to shareholders for their approval. RSMC also recommended that REMS be terminated. RSMC determined that it would be beneficial to the Fund to increase the Fund’s exposure to global real estate markets and that such exposure could be obtained by adding two new sub-advisers with experience in such markets. The Board approved the proposals to add ING CRES and EII as sub-advisers. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), a shareholder vote is required to approve the proposed sub-advisory agreements. If the ING CRES Agreement is approved by the shareholders of the Fund, ING CRES will be entitled to receive the following fees on the average daily net assets (“Assets”) allocated to it by RSMC: 0.65% on the first $50 million of Assets; 0.55% on the next $50 million of Assets; and 0.45% of Assets over $100 million. If the EII Agreement is approved by the shareholders of the Fund, EII will be entitled to receive the following fees on the average daily net assets (“Assets”) allocated to it by RSMC: 0.65% on the first $100 million of Assets and 0.60% of Assets over $100 million.
* * *
PROPOSAL 1:
APPROVAL OF THE ING CRES AGREEMENT
          Based on RSMC’s recommendation, the Board, including those Trustees who are not “interested persons” of the Trust, approved the appointment of ING CRES as a sub-adviser to the Fund, contingent upon shareholder approval, and recommended the approval of the ING CRES Agreement to shareholders of the Fund. If the ING CRES Agreement is approved by the shareholders of the Fund, ING CRES will be entitled to receive the following fees on the average daily net assets (“Assets”) allocated to it by RSMC: 0.65% on the first $50 million of Assets; 0.55% on the next $50 million of Assets; and 0.45% of Assets over $100 million.
ING CRES’ INVESTMENT STRATEGY
          ING CRES uses a multi-step investment process for constructing an investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection. First, ING CRES selects sectors and geographic regions in which to invest, and determines the degree of representation of such sections and regions, through a systematic evaluation of public and private property market trends and conditions. Second, ING CRES uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) management and strategy; and (iii) capital structure.
DIFFERENCES BETWEEN THE CURRENT SUB-ADVISORY RELATIONSHIPS AND
THE PROPOSED SUB-ADVISORY RELATIONSHIPS
          The contractual terms and conditions of the Fund’s Sub-Advisory Agreements with AEW and REMS are substantially similar to those of the proposed ING CRES Agreement with respect to services to be provided under the agreement, brokerage commissions and portfolio transactions, liability of the investment adviser, term of the agreement and termination provisions. Compensation paid to the sub-adviser under the proposed ING CRES Agreement differs from the Fund’s Sub-Advisory Agreements with AEW and REMS as set forth below.
          Current and Proposed Advisory Fees. The following table sets forth the current and proposed annual investment advisory fee schedule for the Fund. The investment advisory fees are expressed as a percentage of average daily net assets (“Assets”) managed by the respective adviser or sub-adviser.

Adviser/Sub-	Current Advisory/	Proposed Advisory/
Adviser	Sub-Advisory Fees	Sub-Advisory Fees
RSMC	0.35% on all assets except Assets allocated to the inflation-protected debt securities (“TIPS”) strategy or the Enhanced Cash Strategy*; and	0.35% on all assets except Assets allocated to the inflation-protected debt securities (“TIPS”) strategy or the Enhanced Cash Strategy*; and

	For Assets allocated to the TIPS strategy:	For Assets allocated to the TIPS strategy:
	0.42% of the first $25 million in Assets allocated to the TIPS strategy; 0.39% of the next $25 million in Assets allocated to the TIPS strategy; and 0.37% of Assets over $50 million;	0.42% of the first $25 million in Assets allocated to the TIPS strategy; 0.39% of the next $25 million in Assets allocated to the TIPS strategy; and 0.37% of Assets over $50 million;

	For assets allocated to the Enhanced Cash strategy: 0.43% of Assets allocated to the Enhanced Cash Strategy.	For assets allocated to the Enhanced Cash strategy: 0.43% of Assets allocated to the Enhanced Cash Strategy.

AEW Management and Advisors, L.P. (“AEW”)	0.55% of the first $25 million in Assets; 0.45% of the next $25 million in Assets; and 0.35% of Assets over $50 million	0.55% of the first $25 million in Assets; 0.45% of the next $25 million in Assets; and 0.35% of Assets over $50 million

Real Estate Management Services Group, LLC (“REMS”)	0.55% of the first $25 million in Assets; 0.45% of the next $25 million in Assets; and 0.35% of Assets over $50 million	N/A

ING Clarion Real Estate Securities, L.P. (“ING CRES”)	N/A	0.65% on the first $50 million in Assets; 0.55% on the next $50 million in Assets; and 0.45% of Assets over $100 million

WTIM*	N/A	N/A

*	WTIM may receive a sub-advisory fee under a separate investment sub-advisory agreement from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC’s investment advisory fee. WTIM receives this fee for providing certain services, information, advice, assistance and facilities and performing research, statistical and investment services.
          Actual and Pro Forma Advisory and Sub-Advisory Fees Paid; Other Fees Paid to Affiliates of RSMC. The following table sets forth (i) the actual advisory and sub-advisory fees paid by the Fund during the fiscal year ended June 30, 2007; (ii) the pro forma advisory and sub-advisory fees the Fund would have paid during such period if ING CRES had been sub-adviser to the Fund (the calculation assumes that $89.4 million or approximately 20% of the Fund’s assets are managed by ING CRES, $223.4 million or approximately 50% of the Fund’s assets are managed by RSMC under the TIPS strategy, $32.2 million or approximately 7.2% of the Fund’s assets are managed by RSMC under the Enhanced Cash strategy, and $22 million or approximately 5% of the Fund’s assets are managed by AEW); and (iii) the difference between actual and pro forma fees as a percentage of actual fees. The last column of the table sets forth the aggregate fees, other than advisory and sub-advisory fees under the current investment advisory and sub-advisory agreements, paid by the Fund to RSMC and its affiliated persons, and affiliated persons of such persons, during such period. The figures in this column represent fees paid by the Fund for certain administrative services, shareholder services, custody services and investment advisory services.

Other Fees
Actual Advisory	Pro Forma Advisory	Difference Between	Paid to RSMC
and Sub-Advisory	and Sub-Advisory	Actual And Pro Forma	And Affiliates
Fees Paid During	Fees Paid During	Advisory and	during Fiscal Year
Fiscal Year Ended	Fiscal Year Ended	Sub-Advisory Fees	Ended
June 30, 2007	June 30, 2007	(as a % of actual fees)	June 30, 2007
$2,138,066	$2,316,066	8.33%	$116,717
          Actual and Pro Forma Expense Tables. The Fund’s operating expenses are paid out of its assets, and thus are indirectly borne by shareholders. The following tables set forth the actual operating expenses currently borne by the Fund, and the pro forma operating expenses that the Fund could bear if ING CRES is approved as sub-adviser of the Fund.

	Institutional Shares				A Shares
	Actual		Pro Forma[3,4]		Actual		Pro Forma[3,4]
Management fees	0.48%		0.52%		0.48%		0.52%
Distribution (Rule 12b-1 fees)	None		None		0.25%		0.25%
Other expenses	0.17%		0.18%		0.17%		0.18%
Acquired Fund fees and expenses[1]	0.08%		0.08%		0.08%		0.08%
Total Annual Operating expenses	0.73%		0.78%		0.98%		1.03%
Waivers/Reimbursements	(0.02)%[2]		(0.01)%[2]		(0.01)%[2]		(0.01)%[2]
Net expenses	0.71	%2	0.77	%2	0.97	%2	1.02	%2

[1]	Fees and expenses incurred indirectly as a result of investment in shares of one or more “Acquired Funds,” which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

[2]	Pursuant to separate fee waiver agreements, certain sub-advisers have agreed to waive their fees to the extent that the fee calculation determined under the respective sub-advisory agreement exceeds the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates.

[3]	The Pro Forma Expense figures assume that $89.4 million or approximately 20% of the Fund’s assets are managed by ING CRES, $223.4 million or approximately 50% of the Fund’s assets are managed by RSMC under its TIPS strategy, $32.2 million or approximately 7.2% of Fund’s assets are managed by RSMC under its Enhanced Cash strategy, and $22 million or approximately 5% or the Fund’s assets are managed by AEW.

[4]	RSMC does not expect to allocate $89 million or approximately 20% of the Fund’s assets to ING CRES. If ING CRES is approved RSMC proposes to have 51% of the Fund’s assets managed by RSMC under its TIPS strategy, 7% of the Fund’s assets managed by RSMC under its Enhanced Cash strategy, 13% of the Fund’s assets managed by ING CRES, and 6% of the Fund’s assets managed by AEW. Under this proposed allocation the total annual operating expenses and net expenses of the Fund, before any class specific expenses, are expected to be 0.74% and 0.73%, respectively.
          Affiliated Brokerage. For fiscal year ended June 30, 2007, the Fund paid brokerage commissions to Wilmington Brokerage Services Company (“WBSC”), an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC. Total brokerage commissions paid by the Fund for fiscal year ended June 30, 2007, were $206,261. The aggregate dollar amount paid by the Fund to WBSC was $114,745. For the fiscal year ended June 30, 2007, the Fund paid 56% of its aggregate brokerage commissions to WBSC.
          Expense Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	a Fund’s total operating expenses (reflecting any contractual waivers or reimbursements, if applicable) are charged and remain the same over the time periods;

•	you redeemed all of your investment at the end of each time period; and

•	$89.4 million or approximately 20% of the Fund’s assets are managed by ING CRES, $223.4 million or approximately 50% of the Fund’s assets are managed by RSMC under the TIPS strategy, $32.2 million or approximately 7.2% of the Fund’s assets are managed by RSMC under the Enhanced Cash strategy, and $22 million or approximately 5% of the Fund’s assets are managed by AEW.
          Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

A Shares	Actual	Pro Forma
1 Year	$73	$79
3 Years	$227	$246
5 Years	$395	$428
10 Years	$883	$954

Institutional Shares
1 Year	$445	$450
3 Years	$648	$663
5 Years	$868	$894
10 Years	$1,498	$1,554
          The above example is for comparison purposes only and is not a representation of a Fund’s actual expenses and returns, either past or future of Institutional Shares or A Shares of a Fund.
EVALUATION BY THE BOARD
          At the Board of Trustees meeting held on February 28, 2008, the Trustees unanimously approved the ING CRES Agreement. In determining whether to approve the ING CRES Agreement, the Trustees considered information provided by ING CRES (the “Sub-Adviser”) in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that ING CRES and RSMC provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of the Sub-Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Fund will be managed, including a general description of the proposed investment decision-making process, sources of information, and investment strategies, (v) investment performance information for similarly managed accounts and investment companies, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) the procedures for allocating investment opportunities between a Fund and other clients, (viii) results of any independent audit or regulatory examination, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Sub-Adviser’s ability to service the Fund, (x) the Sub-Adviser’s internal program for ensuring compliance with a Fund’s investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) the Sub-Adviser’s proxy voting policies and (xii) details of any fee sharing arrangements with respect to the distribution of shares of the Fund.
          The Sub-Adviser also provided information regarding its proposed sub-advisory fees and an analysis of this fee in relation to the delivery of services to the Fund; any other ancillary benefit resulting from Sub-Adviser’s relationship with the Fund; and the Sub-Adviser’s most recent audited financial statements. The Trustees reviewed the services to be provided to the Fund by the Sub-Adviser as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund. The Board concluded that the sub-advisory fee and services to be provided by ING CRES are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to that of the Fund. The Board considered the impact of the proposed sub-advisory fees on the aggregate management fees and the total expenses borne by the Fund and was satisfied with the proposed sub-advisory fee in light of RSMC’s recommendation and RSMC’s representation that the Sub-Adviser’s services and fees were consistent with those of other Funds with a global real estate focus.

          The Trustees concluded that the nature, extent and quality of the services to be provided by the Sub-Adviser to the Fund were appropriate and consistent with the terms of Agreement, that the quality of those services will be consistent with industry norms and that the Fund was likely to benefit from adding ING CRES as a Sub-Adviser. They also concluded that the Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.
          The Trustees reviewed the performance of ING CRES for a composite of similarly managed accounts for one year, three year and five year periods, ended December 31, 2007, and noted that the ING Clarion Global Composite outperformed the S&P Citigroup World Property Index for each period. Based on information provided at the meeting, the Trustees concluded that the Sub-Adviser’s performance was reasonable for this type of Fund. The Trustees observed that they will review and evaluate the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the costs of the services to be provided by the Sub-Adviser, the compensation and benefits received by the Sub-Adviser in providing services to the Fund. The Trustees reviewed the Sub-Adviser’s financial statements. In addition, the Trustees considered any direct or indirect revenues which would be received by affiliates of the Sub-Adviser. The Trustees concluded that the Sub-Adviser’s fees and profits derived from its relationship with the Fund in light of the Fund’s expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by the Sub-Adviser and the anticipated investment performance of the Sub-Adviser.
          The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale should be achieved at higher asset levels for the Fund for the benefit of Fund shareholders due to break-points in the sub-advisory fee.
          After consideration of all the factors and taking into consideration the information presented during previous meetings of the Board, the Trustees determined that it would be in the best interests of the Fund shareholders to approve the ING CRES Agreement. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.
INFORMATION ABOUT ING CLARION REAL ESTATE SECURITIES L.P.
          ING Clarion Real Estate Securities L.P. (“ING CRES”) ING CRES is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087. ING CRES, a Delaware limited partnership, is an indirect, wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments. As of December 31, 2007, ING CRES had assets under management in excess of $17 billion.

Name	Position with ING CRES and Principal Occupation
T. Ritson Ferguson	Chief Executive Officer and Chief Investment Officer

Jarrett B. Kling	Managing Director

Joseph P. Smith	Managing Director and Portfolio Manager

Steven D. Burton	Managing Director and Portfolio Manager

David J. Makowicz	Chief Operating Officer

William E. Zitelli	Chief Compliance Officer
          The address of each of the principal executive officers of ING CRES is c/o ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087.

          Similar Investment Strategies. ING CRES acts as investment sub-adviser to the ING Global Real Estate Fund and the ING International Real Estate Fund each of which has an investment objective similar to that of the Fund. The information below is provided as of December 31, 2007.

Funds with Similar	Size	Rate of ING CRES’
Investment Objectives	of Fund	Compensation*

ING Global Real Estate Fund	$1.4 billion	0.40% on the first $250 million of the Fund’s average daily net assets;
0.375% on the next $250 million of the Fund’s average daily net assets; and
0.35% of the Fund’s average daily net assets in excess of $500 million

ING International Real Estate Fund	$622 million	0.50% on the first $250 million of the Fund’s average daily net assets;
0.45% on the next $250 million of the Fund’s average daily net assets; and
0.40% of the Fund’s average daily net assets in excess of $500 million

*	ING CRES serves as sub-adviser to the funds referenced pursuant to a Sub-Advisory Agreement with ING Investments, LLC (the “Advisor”) dated as of September 23, 2002, as amended. Pursuant to an Expense Limitation Agreement, the Advisor has agreed to limit each of the funds operating expenses to certain specified levels. ING CRES may be required to waive a portion of its sub-advisory fee for the ING Global Real Estate Fund in order to meet the limit on operating expenses. The Expense Limitation Agreement is effective through March 1, 2009. For the fiscal year ended October 31, 2007, there were no fee waivers by the Advisor or ING CRES in respect of the ING Global Real Estate Fund. During the same period, waivers by the Advisor in respect of the ING International Real Estate Fund were less than 0.01% of net assets.
          With respect to the portion of the Fund’s assets allocated to ING CRES, the following individuals are expected to serve as portfolio managers:
          T. Ritson Ferguson, Chief Investment Officer (“CIO”) and Portfolio Manager, has 23 years of real estate investment experience. Mr. Ferguson oversees the day-to-day management of the portfolios, the Investment Committee and is a board member of ING Real Estate. He is a member of EPRA, APREA and NAREIT (and its Institutional Investor Committee ) and is a member of the Financial Analysts of Philadelphia and the CFA Institute. Mr. Ferguson joined Messrs. Kenneth Campbell and Jarrett Kling in 1991 in forming the predecessor to ING CRES.
          Steven D. Burton, Managing Director and Portfolio Manager, is the lead manager responsible for global and international real estate strategies including oversight of the European real estate securities research team. He is a member of EPRA and NAREIT, the Financial Analysts of Philadelphia and the CFA Institute. Mr. Burton joined ING CRES in 1995 and has 23 years of real estate experience.
          Christopher S. Reich, CFA, Senior Vice President and Portfolio Manager, provides oversight of the Asia-Pacific real estate securities research team. He is a member of EPRA, APREA, the Financial Analysts of Philadelphia and CFA Institute. Mr. Reich first joined ING CRES in 1999 and returned in 2004 after completing his MBA. He has 7 years of real estate experience. From 2002 to 2004, he worked at UBS Securities, LLC and from 1994 to 1999, he worked at Accenture.
          Simon Robson Brown, Senior Vice President and Senior Investment Analyst, is a member of the European real estate securities research team and is responsible for the evaluation of public real estate companies in Continental Europe. He is located in the London office. He is a member of EPRA and the Institute of Chartered Accountants in England and Wales. Mr. Robson Brown joined ING CRES in 2006 and has 8 years of real estate experience. From 2003 to 2005, he worked at UBS and from 1999 to 2003, he worked at Citigroup.
          Joseph P. Smith, Managing Director and Portfolio Manager, is the lead manager responsible for the Americas and US real estate strategies and provides oversight of the Americas and US real estate strategies and provides oversight of the Americas real estate securities research team. He is a member of NAREIT, the Financial Analysts of Philadelphia and the CFA Institute. Mr. Smith joined ING CRES in 1997 and has 17 years of real estate experience.
          Kenneth S. Weinberg, CFA, Senior Vice President and Portfolio Manager, provides oversight to the Americas real estate securities research team and is responsible for the evaluation of public real estate companies including office, hotel, healthcare and industrial REITs. He is a member of the Financial Analysts of Philadelphia, the CFA Institute, and a registered and licensed member of NASD, Series 7, and Series 63. Mr. Weinberg joined ING CRES in 2004 and has 16 years of real estate experience. From 1999 to 2004, he worked at Legg Mason Wood Walker, Inc. and from 1991 to 1997, he worked at Prudential Real Estate Investors.

SUMMARY OF THE ING CRES AGREEMENT
          The proposed ING CRES Agreement is attached hereto as Exhibit A. A description of the proposed ING CRES Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.
          General. Under the terms of the ING CRES Agreement, ING CRES shall be responsible for managing that portion of the Fund’s assets that it has been allocated to manage by RSMC. In providing investment management services to the Fund, ING CRES determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objective, policies and restrictions set forth in the Fund’s registration statement, the provisions of the Investment Company Act of 1940 (the “1940 Act”) and the Internal Revenue Code of 1986, and such policies and instructions as the Trustees of the Trust may determine.
          It is anticipated that ING CRES will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions ING CRES effects on behalf of the Fund, (2) furnish the Board and RSMC with such periodic and special reports as the Board or RSMC may reasonably request, and (3) provide the Board or RSMC with economic and investment analyses and reports.
          Brokerage Commissions and Portfolio Transactions. ING CRES will place orders for portfolio transactions on behalf of the Fund with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining best execution, ING CRES may place such orders with brokers and dealers who supply research, market and statistical information to the Fund, to RSMC or to ING CRES. ING CRES will be authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information. Allocation of portfolio transactions will be supervised by RSMC. ING CRES shall have authority and discretion to select brokers and dealers subject to conformance with the policies and procedures disclosed in the Fund’s Prospectus and Statement of Additional Information and the polices and procedures adopted by the Trust’s Board of Trustees.
          Compensation. For services rendered, the Fund will pay ING CRES a sub-advisory fee, which is accrued daily and payable monthly. ING CRES will receive an annual fee calculated on the average daily net asset value of the Fund Account at the rate determined as follows: 0.65% on the first $50 million; 0.55% on the next $50 million; and 0.45% on Assets over $100 million. The addition of ING CRES as a sub-adviser to the Fund will increase the management fees payable by the Fund as a percentage of the net assets and the operating expense ratio of the Fund.

          Liability of ING CRES. The ING CRES Agreement provides that ING CRES shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ING CRES in the performance of its duties or from reckless disregard by ING CRES of its obligations and duties under such agreement.
          Term. If the ING CRES Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of “a majority of the outstanding voting securities” (as defined below under “Required Vote”) of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the ING CRES Agreement or interested persons of any such party (other than as Trustees of the Trust).
          Termination of the ING CRES Agreement. Under the terms of the ING CRES Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days’ written notice by any party. The Trust, on behalf of the Fund, may agree to terminate the ING CRES Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Board of the Trust. The ING CRES Agreement shall terminate automatically in the event of its assignment.
Required Vote
     Approval of this Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund voting separately. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF THE ING CRES AGREEMENT.
* * *
PROPOSAL 2:
APPROVAL OF THE EII AGREEMENT
          Based on RSMC’s recommendation, the Board, including those Trustees who are not “interested persons” of the Trust, approved the appointment of EII as a sub-adviser to the Fund, contingent upon shareholder approval, and recommended the approval of the EII Agreement to shareholders of the Fund. If the EII Agreement is approved by the shareholders of the Fund, EII will be entitled to receive the following fees on the average daily net assets (“Assets”) allocated to it by RSMC: 0.65% on the first $100 million of Assets and 0.60% of Assets over $100 million.
EII’S INVESTMENT STRATEGY
          EII will construct a portfolio that under normal market conditions, will consist of: income producing real estate securities (including equity, mortgage, preferred stock and hybrid Real Estate Investment Trusts); real estate operating companies; securities convertible into common stocks (including convertible preferred stocks, rights and warrants) of real estate companies; and real estate related fixed-income securities (such as convertible debentures, unsecured debentures and mortgage-backed securities). By investing in the major global property markets (including those in emerging market countries), EII seeks to benefit from the cyclical nature of the real estate industry, the expanding role of securitization in global property markets and broad exposure to investing in different markets worldwide. EII will seek to maximize risk-adjusted returns and will evaluate the relative risks of each investment in the context of overall portfolio risk. EII will closely monitor the exposure to markets and countries with the highest levels of risk (as measured by standard deviation of returns). EII’s investment process employs a combination of a “top-down,” macro level analysis, together with rigorous “bottom-up,” fundamental securities and real estate research and analysis on individual companies.
DIFFERENCES BETWEEN THE CURRENT SUB-ADVISORY RELATIONSHIPS AND
THE PROPOSED SUB-ADVISORY RELATIONSHIPS
          The contractual terms and conditions of the Fund’s Sub-Advisory Agreements with AEW and REMS are substantially similar to those of the proposed EII Agreement with respect to services to be provided under the agreement, brokerage commissions and portfolio transactions, liability of the investment adviser, term of the agreement and termination provisions. Compensation paid to the sub-adviser under the proposed EII Agreement differs from the Fund’s Sub-Advisory Agreements with AEW and REMS as set forth below.
          Current and Proposed Advisory Fees. The following table sets forth the current and proposed annual investment advisory fee schedule for the Fund. The investment advisory fees are expressed as a percentage of average daily net assets (“Assets”) managed by the respective adviser or sub-adviser.

Adviser/Sub-	Current Advisory/	Proposed Advisory/
Adviser	Sub-Advisory Fees	Sub-Advisory Fees
RSMC	0.35% on all assets except Assets allocated to the inflation-protected debt securities (“TIPS”) strategy or the Enhanced Cash Strategy*; and	0.35% on all assets except Assets allocated to the inflation-protected debt securities (“TIPS”) strategy or the Enhanced Cash Strategy*; and

	For Assets allocated to the TIPS strategy:	For Assets allocated to the TIPS strategy:
	0.42% of the first $25 million in Assets allocated to the TIPS strategy; 0.39% of the next $25 million in Assets allocated to the TIPS strategy; and 0.37% of Assets over $50 million;	0.42% of the first $25 million in Assets allocated to the TIPS strategy; 0.39% of the next $25 million in Assets allocated to the TIPS strategy; and 0.37% of Assets over $50 million;

	For assets allocated to the Enhanced Cash strategy: 0.43% of Assets allocated to the Enhanced Cash Strategy.	For assets allocated to the Enhanced Cash strategy: 0.43% of Assets allocated to the Enhanced Cash Strategy.

AEW Management and Advisors, L.P. (“AEW”)	0.55% of the first $25 million in Assets; 0.45% of the next $25 million in Assets; and 0.35% of Assets over $50 million	0.55% of the first $25 million in Assets; 0.45% of the next $25 million in Assets; and 0.35% of Assets over $50 million

Real Estate Management Services Group, LLC (“REMS”)	0.55% of the first $25 million in Assets; 0.45% of the next $25 million in Assets; and 0.35% of Assets over $50 million	N/A

EII Realty Securities, Inc. (“EII”)	N/A	0.65% on the first $100 million in Assets and 0.60% on the next $100 million

WTIM*	N/A	N/A

*	WTIM may receive a sub-advisory fee under a separate investment sub-advisory agreement from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC’s investment advisory fee. WTIM receives this fee for providing certain services, information, advice, assistance and facilities and performing research, statistical and investment services.
          Actual and Pro Forma Advisory and Sub-Advisory Fees Paid; Other Fees Paid to Affiliates of RSMC. The following table sets forth (i) the actual advisory and sub-advisory fees paid by the Fund during the fiscal year ended June 30, 2007; (ii) the pro forma advisory and sub-advisory fees the Fund would have paid during such period if EII had been sub-adviser to the Fund (the calculation assumes that $89.4 million or approximately 20% of the Fund’s assets are managed by EII, $223.4 million or approximately 50% of the Fund’s assets are managed by RSMC under the TIPS strategy, $32.2 million or approximately 7.2% of the Fund’s assets are managed by RSMC under the Enhanced Cash strategy, and $22 million or approximately 5% of the Fund’s assets are managed by AEW); and (iii) the difference between actual and pro forma fees as a percentage of actual fees. The last column of the table sets forth the aggregate fees, other than advisory and sub-advisory fees under the current investment advisory and sub-advisory agreements, paid by the Fund to RSMC and its affiliated persons, and affiliated persons of such persons, during such period. The figures in this column represent fees paid by the Fund for certain administrative services, shareholder services, custody services and investment advisory services.

Other Fees
Actual Advisory	Pro Forma Advisory	Difference Between	Paid to RSMC
and Sub-Advisory	and Sub-Advisory	Actual And Pro Forma	And Affiliates
Fees Paid During	Fees Paid During	Advisory and	during Fiscal Year
Fiscal Year Ended	Fiscal Year Ended	Sub-Advisory Fees	Ended
June 30, 2007	June 30, 2007	(as a % of actual fees)	June 30, 2007
$2,138,066	$2,355,422	10.17%	$116,717
          Actual and Pro Forma Expense Tables. The Fund’s operating expenses are paid out of its assets, and thus are indirectly borne by shareholders. The following tables set forth the actual operating expenses currently borne by the Fund, and the pro forma operating expenses that the Fund could bear if EII is approved as sub-adviser of the Fund.

	Institutional Shares				A Shares
	Actual		Pro Forma[3,4]		Actual		Pro Forma[3,4]
Management fees	0.48%		0.53%		0.48%		0.53%
Distribution (Rule 12b-1 fees)	None		None		0.25%		0.25%
Other expenses	0.17%		0.18%		0.17%		0.18%
Acquired Fund fees and expenses[1]	0.08%		0.08%		0.08%		0.08%
Total Annual Operating expenses	0.73%		0.79%		0.98%		1.04%
Waivers/Reimbursements	(0.02)%[2]		(0.01)%[2]		(0.01)%[2]		(0.01)%[2]
Net expenses	0.71	%2	0.78	%2	0.97	%2	1.03	%2

[1]	Fees and expenses incurred indirectly as a result of investment in shares of one or more “Acquired Funds,” which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.

[2]	Pursuant to separate fee waiver agreements, certain sub-advisers have agreed to waive their fees to the extent that the fee calculation determined under the respective sub-advisory agreement exceeds the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates.

[3]	The Pro Forma Expense figures assume that $89.4 million or approximately 20% of the Fund’s assets are managed by EII, $223.4 million or approximately 50% of the Fund’s assets are managed by RSMC under its TIPS strategy, $32.2 million or approximately 7.2% of Fund’s assets are managed by RSMC under its Enhanced Cash strategy, and $22 million or approximately 5% or the Fund’s assets are managed by AEW.

[4]	RSMC does not expect to allocate $89 million or approximately 20% of the Fund’s assets to EII. If EII is approved, RSMC proposes to have 51% of the Fund’s assets managed by RSMC under its TIPS strategy, 7% of the Fund’s assets managed by RSMC under its Enhanced Cash strategy, 13% of the Fund’s assets managed by EII, and 6% of the Fund’s assets managed by AEW. Under this proposed allocation the total annual operating expenses and net expenses of the Fund, before any class specific expenses, are expected to be 0.75% and 0.74%, respectively.
          Affiliated Brokerage. For fiscal year ended June 30, 2007, the Fund paid brokerage commissions to Wilmington Brokerage Services Company (“WBSC”), an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC. Total brokerage commissions paid by the Fund for fiscal year ended June 30, 2007 were $206,261. The aggregate dollar amount paid by the Fund to WBSC was $114,745. For the fiscal year ended June 30, 2007, the Fund paid 56% of its aggregate brokerage commissions to WBSC.
          Expense Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

•	you reinvested all dividends and other distributions;

•	the average annual return was 5%;

•	a Fund’s total operating expenses (reflecting any contractual waivers or reimbursements, if applicable) are charged and remain the same over the time periods;

•	you redeemed all of your investment at the end of each time period; and

•	$89.4 million or approximately 20% of the Fund’s assets are managed by EII, $223.4 million or approximately 50% of the Fund’s assets are managed by RSMC under the TIPS strategy, $32.2 million or approximately 7.2% of the Fund’s assets are managed by RSMC under the Enhanced Cash strategy, and $22 million or approximately 5% of the Fund’s assets are managed by AEW.
          Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

A Shares	Actual	Pro Forma
1 Year	$73	$80
3 Years	$227	$249
5 Years	$395	$433
10 Years	$883	$966

Institutional Shares
1 Year	$445	$451
3 Years	$648	$666
5 Years	$868	$899
10 Years	$1,498	$1,565
          The above example is for comparison purposes only and is not a representation of a Fund’s actual expenses and returns, either past or future of Institutional Shares or A Shares of a Fund.
EVALUATION BY THE BOARD
          At the Board of Trustees meeting held on February 28, 2008, the Trustees unanimously approved the EII Agreement. In determining whether to approve the EII Agreement, the Trustees considered information provided by EII (the “Sub-Adviser”) in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that EII and RSMC provided regarding (i) services to be performed for the Fund, (ii) the size and qualifications of the Sub-Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) how the Fund will be managed, including a general description of the proposed investment decision-making process, sources of information, and investment strategies, (v) investment performance information for similarly managed accounts and investment companies, (vi) brokerage selection procedures (including soft dollar arrangements), (vii) the procedures for allocating investment opportunities between a Fund and other clients, (viii) results of any independent audit or regulatory examination, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Sub-Adviser’s ability to service the Fund, (x) the Sub-Adviser’s internal program for ensuring compliance with a Fund’s investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) the Sub-Adviser’s proxy voting policies and (xii) details of any fee sharing arrangements with respect to the distribution of shares of the Fund.
          The Sub-Adviser also provided information regarding its proposed sub-advisory fees and an analysis of this fee in relation to the delivery of services to the Fund; any other ancillary benefit resulting from Sub-Adviser’s relationship with the Fund; and the Sub-Adviser’s most recent audited financial statements. The Trustees reviewed the services to be provided to the Fund by the Sub-Adviser as compared to services provided by other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund. The Board concluded that the sub-advisory fee and services to be provided by the EII are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to that of the Fund. The Board considered the impact of the proposed sub-advisory fees on the aggregate management fees and the total expenses borne by the Fund and was satisfied with the proposed sub-advisory fee in light of RSMC’s recommendation and RSMC’s representation that the Sub-Adviser’s services and fees were consistent with those of other Funds with a global real estate focus.

          The Trustees concluded that the nature, extent and quality of the services to be provided by the Sub-Adviser to the Fund were appropriate and consistent with the terms of Agreement, that the quality of those services will be consistent with industry norms and that the Fund was likely to benefit from adding EII as a Sub-Adviser. They also concluded that the Sub-Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.
          The Trustees reviewed the performance of EII for a similarly managed account for one year, five year and ten year periods, ended September 30, 2007, and noted that although the performance (gross of fees) for the one year period trailed that of the FTSE EPRA/NAREIT Global Index, a broad index of global real estate related securities, the performance for the five year and ten year periods exceeded the benchmark by approximately 700 basis points and 400 basis points, respectively. Based on the information provided at the meeting, the Trustees concluded that the Sub-Adviser’s performance was reasonable for this type of Fund. The Trustees observed that they will review and evaluate the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the costs of the services to be provided by the Sub-Adviser, the compensation and benefits received by the Sub-Adviser in providing services to the Fund. The Trustees reviewed the Sub-Adviser’s financial statements. In addition, the Trustees considered any direct or indirect revenues which would be received by affiliates of the Sub-Adviser. The Trustees concluded that the Sub-Adviser’s fees and profits derived from its relationship with the Fund in light of the Fund’s expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by the Sub-Adviser and the anticipated investment performance of the Sub-Adviser.
          The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale should be achieved at higher asset levels for the Fund for the benefit of Fund shareholders due to break-points in the sub-advisory fee.
          After consideration of all the factors and taking into consideration the information presented during previous meetings of the Board, the Trustees determined that it would be in the best interest of the Fund shareholders to approve the EII Agreement. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.
INFORMATION ABOUT EII REALTY SECURITIES, INC.
          EII Realty Securities, Inc. (“EII”) EII is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 717 Fifth Avenue, 10th Floor, New York, NY 10022. EII, a Delaware corporation, is a wholly owned subsidiary of European Investors Inc., which is a registered investment adviser. European Investors Inc. is owned by European Investors Holding Company (the “Holding Company”). The Holding Company is owned by Christian A. Lange and Richard Adler, who own 52% and 14%, respectively and the remainder is owned by employees. As of December 31, 2007, EII had assets under management in excess of $2.5 billion.

Name	Position with EII and Principal Occupation
Christian A. Lange	President

Richard Adler	Vice President

Alfred Otero	Vice President

Kirsten McElroy	Vice President

Olga Barba	Vice President

Michael J. Meagher	Vice President
          The address of each of the principal executive officers of EII is c/o EII Realty Securities, Inc., 717 Fifth Avenue, 10th Floor, New York, NY 10022.
          Similar Investment Strategies. EII acts as investment adviser to the EII Global Property Fund, the EII Realty Securities Fund and the EII International Property Fund each of which has an investment objective similar to that of the Fund. The information below is provided as of December 31, 2007.

Funds with Similar Investment		Rate of EII’s
Objectives	Size of Fund	Compensation*

EII Global Property Fund	$110 million	0.75% of average daily net assets

EII Realty Securities Fund	$35 million	0.75% of average daily net assets

EII International Property Fund	$758 million	0.75% of average daily net assets

*	EII has voluntarily agreed to waive a portion of its investment advisory fees and/or absorb the expenses of the EII Global Property Fund, EII Realty Securities Fund and EII International Property Fund to the extent necessary to limit the total annual expenses of the Funds Institutional shares to not more than 1.00%, 0.80% and 1.00%, respectively, of those shares average daily net assets. EII may terminate this voluntary arrangement at any time.
          With respect to the portion of the Fund’s assets allocated to EII, the following individuals are expected to serve as portfolio managers:
          Peter Nieuwland, CFA, Managing Director, joined European Investors in 2001. Peter is a senior analyst and assistant portfolio manager for the firm’s international real estate securities portfolios. From 1996 to 2001, Peter was an analyst and portfolio manager for ABP Investments in Amsterdam. Peter’s responsibilities included analyzing public and private U.S. and European real estate companies, disposing direct real estate holdings, and analyzing private placements in public real estate companies. Peter earned an MBA equivalent from the University of Maastricht. Peter is a CFA Charterholder.
          Alfred C. Otero, Managing Director, joined European Investors in 1996. Al is responsible for the firm’s US REIT investment activities and is co-portfolio manager of all global REIT accounts. From 1992 to 1996, he was a Vice President for Mutual of America Capital Management Corp. where he was involved in the real estate and venture capital areas. His work in the real estate area included direct property investments as well as initiating a real estate securities investment program. From 1989 to 1991, he worked as a financial analyst for Chase Manhattan Bank. Al is a 1992 graduate of the University of Notre Dame with an MBA and a BBA in Finance (1989).
          James E. Rehlaender, Managing Director, joined European Investors in 2000. Jim is responsible for the firm’s international real estate investment activities and is co-portfolio manager of all global REIT accounts. Jim spent a total of twelve years at La Salle Partners where he developed and marketed their REIT investment activities and was intimately involved in many complex real state project financing, workouts and investment advisory assignments. Prior to joining European Investors, Jim developed and founded Global Property Advisors with one of the largest German insurance companies. At the outset of his business career, Jim was a partner in a venture capital firm and taught classes in real estate at Northwestern University. He has a BA from the College of William and Mary and an MBA from Northwestern University.
          Suang Eng Tsan, Senior Analyst and Director of European Investors, Singapore Pte. Ltd, joined European Investors in June 2006. Suang Eng has nearly 20 years of research and property experience in Asia. She has been the top rated Singapore based property analyst in the Asia Money, Institutional Investor and Greenwich Associates surveys. Prior to joining EII, Suang Eng served as Research Director at Citigroup covering regional property companies in Singapore. From 1997 to 2001, she was a property analyst at ABN AMRO Securities and DBS Securities. Prior to her career as an investment analyst, Suang Eng was a property executive at Pidemco Land and Urban Redevelopment Authority. Suang Eng received both her MBA in 1993 and her BS in Estate Management in 1987 from the University of Singapore.
SUMMARY OF THE EII AGREEMENT
          The proposed EII Agreement is attached hereto as Exhibit B. A description of the proposed EII Agreement is set forth below and is qualified in its entirety by reference to Exhibit B.

          General. Under the terms of the EII Agreement, EII shall be responsible for managing that portion of the Fund’s assets that it has been allocated to manage by RSMC. In providing investment management services to the Fund, EII determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objective, policies and restrictions set forth in the Fund’s registration statement, the provisions of the Investment Company Act of 1940 (the “1940 Act”) and the Internal Revenue Code of 1986, and such policies and instructions as the Trustees of the Trust may determine.
          It is anticipated that EII will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions EII effects on behalf of the Fund, (2) furnish the Board and RSMC with such periodic and special reports as the Board or RSMC may reasonably request, and (3) provide the Board or RSMC with economic and investment analyses and reports.
          Brokerage Commissions and Portfolio Transactions. EII will place orders for portfolio transactions on behalf of the Fund with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining best execution, EII may place such orders with brokers and dealers who supply research, market and statistical information to the Fund, to RSMC or to EII. EII will be authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information. Allocation of portfolio transactions will be supervised by RSMC. EII shall have authority and discretion to select brokers and dealers subject to conformance with the policies and procedures disclosed in the Fund’s Prospectus and Statement of Additional Information and the polices and procedures adopted by the Trust’s Board of Trustees.
          Compensation. For services rendered, the Fund will pay EII a sub-advisory fee, which is accrued daily and payable monthly. EII will receive an annual fee calculated on the average daily net asset value of the Fund Account at the rate determined as follows: 0.65% on the first $100 million and 0.60% on Assets over $100 million. The addition of EII as a sub-adviser to the Fund will increase the management fees payable by the Fund as a percentage of the net assets and the operating expense ratio of the Fund.
          Liability of EII. The EII Agreement provides that EII shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of EII in the performance of its duties or from reckless disregard by EII of its obligations and duties under such agreement.
          Term. If the EII Agreement is approved by shareholders, it will take effect shortly thereafter and will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of “a majority of the outstanding voting securities” (as defined below under “Required Vote”) of the Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the EII Agreement or interested persons of any such party (other than as Trustees of the Trust).
          Termination of the EII Agreement. Under the terms of the EII Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days’ written notice by any party. The Trust, on behalf of the Fund, may agree to terminate the EII Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Board of the Trust. The EII Agreement shall terminate automatically in the event of its assignment.

Required Vote
          Approval of this Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund voting separately. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF THE EII AGREEMENT.
* * *
ADDITIONAL INFORMATION
Additional Service Providers
          The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator	RSMC
Custodian	Wilmington Trust Company
Distributor	Professional Funds Distributor, LLC
Sub-Administrator, Accounting and Transfer Agent	PFPC Inc.
Sub-Custodian	PFPC Trust Company
Independent Auditors	Ernst & Young LLP
Legal Counsel	Pepper Hamilton LLP
          Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and PFPC Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.
Voting and Solicitation Information
          Shareholders are entitled to one vote for each Fund share held at the close of business on March 4, 2008 (the “Record Date”). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Fund also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.
          If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Trust at (302) 651-8331.

Revocation of Proxy
          Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of a Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.
Quorum Requirement
          The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Fund, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.
          For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.
          Abstentions will have the effect of a “no” vote on the Proposal. Broker non-votes will have the effect of a “no” vote for a Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute “yes” or “no” votes for a Proposal and will be disregarded in determining the voting securities “present” if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Fund present at the Meeting.
Shareholdings Information
          Holders of record of the shares of the Fund on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.
          As of the Record Date, the Fund had 41,094,333.86 shares issued and outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

	Percentage	Total
	Ownership	Number of
Name and Address	of Fund	Shares

National Financial Service Corporation One World Financial Cente Church Street Station P.O. Box 3908 New York, NY 10008-3908	5.92%	2,432,044.939
          Wilmington Trust Company, an affiliate of RSMC and the Trust, acts as the trustee of several shareholder accounts of the Fund. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Fund held by such shareholders. Accordingly, Wilmington Trust Company may vote a majority of the Fund’s shares that are issued and outstanding.
          As of the Record Date, each Trustee’s individual shareholdings constituted less than 1% of the outstanding shares of the Fund.

Shareholder Proposals for Subsequent Meetings
          Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.
Other Matters to Come Before the Meeting
          No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, the Fund and the shareholders.
PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of the WT Mutual Fund

Edward W. Diffin, Jr.
Secretary

DRAFT COPY
EXHIBIT A
FORM OF SUB-ADVISORY AGREEMENT
ING CLARION REAL ESTATE SECURITIES, L.P.
          THIS SUB-ADVISORY AGREEMENT is made as of the                       day of                                          , 2008, among WT Mutual Fund, a Delaware statutory trust (the “Trust”), Rodney Square Management Corporation (the “Adviser”), a corporation organized under the laws of the state of Delaware and ING Clarion Real Estate Securities, L.P., a limited partnership organized under the laws of the state of Delaware (the “Sub-Adviser”).
          WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest; and
          WHEREAS, the Wilmington Multi-Manager Real Asset Fund (the “Fund”) is a series of the Trust; and
          WHEREAS, the Adviser acts as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement between the Trust and the Adviser under which the Adviser is responsible for the coordination of investment of the Fund’s assets in portfolio securities; and
          WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;
          NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:
1. Appointment of Sub-Adviser. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may, from time to time, make additions to and withdrawals from the Fund Account.
2. Acceptance of Appointment. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Fund with respect to the investments of the Fund Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.
3. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:
     a. The Fund’s Investment Advisory Agreement;
     b. The Trust’s most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;
     c. The Trust’s Agreement and Declaration of Trust and By-Laws; and
     d. Any policies, procedures or instructions adopted or approved by the Trust’s Board of Trustees relating to obligations and services provided by the Sub-Adviser.
4. Portfolio Management Services of the Sub-Adviser. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and to sell securities for the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Fund Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Trust applicable to the Fund furnished pursuant to Section 5 of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Trust the records listed in Schedule B hereto (as amended from time to time). At the Trust’s reasonable request, the Sub-Adviser will consult with the Trust or with the Adviser with respect to any decision made by it with respect to the investments of the Fund Account.
5. Investment Objective, Policies and Restrictions. The Trust will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Fund Account as contained in the Fund’s Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of the Fund and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Trust retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.
6. Transaction Procedures. All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the administrator designated by the Trust or any other designated agent of the Trust, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.
7. Allocation of Brokerage. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 7(c) hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to conformance with the policies and procedures disclosed in the Fund’s Prospectus and Statement of Additional Information and the policies and procedures adopted by the Trust’s Board of Trustees.
     a. In executing portfolio transactions, the Sub-Adviser will give primary consideration to securing the best price and execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither the Trust, the Adviser nor the Sub-Adviser has adopted a formula for allocation of the Fund’s investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with certain such brokers, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients of the Sub-Adviser. The Sub-Adviser is also authorized to place orders with certain brokers for services deemed by the Adviser to be beneficial for the Fund; and the Sub-Adviser shall follow the directions of the Adviser or the Trust in this regard.
     b. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund Account as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best price and execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust in respect of the Fund and to such other clients.
     c. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any Fund of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and the Trust’s Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and the Trust’s Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3. The Adviser agrees that it will provide the Sub-Adviser with a list of such affiliated brokers and dealers.
     d. The Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Fund, which is advising the Fund, concerning the Sub-Adviser or its affiliated persons’ transactions with the Fund in securities or other assets of the Fund, and (ii) will be limited to providing investment advice with respect to the Fund Account.
8. Proxies. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.
9. Reports to the Sub-Adviser. The Trust will provide the Sub-Adviser with such periodic reports concerning the status of the Fund Account as the Sub-Adviser may reasonably request.
10. Fees for Services. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Trust in accordance with the attached Schedule C.
11. Other Investment Activities of the Sub-Adviser. The Trust acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their own respective accounts (“Affiliated Accounts”). Subject to the provisions of Section 7(b) hereof, the Trust agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Fund Account and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

12. Certificate of Authority. The Trust, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, a Fund Account, the Adviser and/or the Sub-Adviser.
13. Limitation of Liability. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.
14. Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.
15. Assignment. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Trust and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.
16. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:
     a. The Sub-Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.
     b. The Trust will deliver to the Sub-Adviser a true and complete copy of the Fund’s then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.
     c. The Trust is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Trust by applicable law and regulations.
17. Representations, Warranties and Agreements of the Adviser. The Adviser represents, warrants and agrees that:
     a. The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.
     b. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.
18. Representations. Warranties and Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:
     a. The Sub-Adviser is registered as an “investment adviser” under the Investment Advisers Act of 1940 (“Advisers Act”) or is a “bank” as defined in Section 202(a)(2) of the Advisers Act.
     b. The Sub-Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule B) are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust, unless the release of such records or information is otherwise consented to in writing by the

Trust or the Adviser. The Trust and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.
     c. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund Account as the Adviser or the Trust may from time to time require to assure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.
     d. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president or general partner of the Sub-Adviser shall certify to the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Sub-Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).
     e. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust and the Adviser.
     f. The Sub-Adviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.
19. Amendment. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.
20. Effective Date; Term. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.
21. Termination.
     a. This Agreement may be terminated by the Trust (by a vote of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Trust, upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.
     b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.
22. Definitions. As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person,” “principal underwriter” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.
23. Notice. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.
24. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
25. Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.
26. Entire Agreement. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

WT MUTUAL FUND on behalf of the Wilmington Multi-Manager Real Asset Fund

By:

Name:	John J. Kelley
Title:	Chief Financial Officer & Vice President

ING CLARION REAL ESTATE SECURITIES, L.P.

By:

Name:
Title:

RODNEY SQUARE MANAGEMENT CORPORATION

By:

Name:	Neil Wolfson
Title:	President

SCHEDULE A
OPERATING PROCEDURES
          From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Trust’s compliance with the restrictions and limitations applicable to the operations of a registered investment company and (ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.
SUBSTANTIVE LIMITATIONS
A.	The Sub-Adviser will manage the Fund Account as if the Fund Account were a registered investment company subject to the investment objective, policies and limitations applicable to the Fund stated in the Trust’s Prospectus and Statement of Additional Information, as from time to time in effect, included in the Trust’s registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the “1940 Act”), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Fund Account.

B.	The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of the Fund Account:
1.	purchase securities of any issuer if such purchase would cause more than 10 % of the voting securities of such issuer to be held in the Fund Account (1940 Act §5(b)(1); IRC §851(b)(4)(a)(ii));

2.	purchase securities if such purchase would cause:
a.	more than 3% of the outstanding voting stock of any other investment company to be held in the Fund Account (1940 Act §12(d)(1)(A)(i)),

b.	securities issued by any other investment company having an aggregate value in excess of 5% of the value of the total assets in the Fund Account to be held in the Fund Account (1940 Act §12(d)(1)(A)(ii)),

c.	securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 10% of the value of the total assets of the Fund Account to be held in the Fund Account (1940 Act §12(d)(1)(A)(iii)),

d.	more than 10% of the outstanding voting stock of any registered closed-end investment company to be held in the Fund Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Trust (1940 Act §12(d)(1)(C));
3.	purchase securities of any insurance company if such purchase would cause more than 10% of the outstanding voting securities of any insurance company to be held in the Fund Account (1940 Act §12(d)(2)); or

4.	purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless
a.	such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3-l(a)), or

b.	despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:
(1)	immediately after the purchase of any equity security, the Fund Account would not own more than 5% of outstanding securities of that class of the issuer’s equity securities (1940 Act Rule 12d3-1(b)(1));

(2)	immediately after the purchase of any debt security, the Fund Account would not own more than 10% of the outstanding principal amount of the issuer’s debt securities (1940 Act Rule 12d3-1(b)(2)); and

(3)	immediately after the purchase, not more than 5% of the value of the Fund Account’s total assets would be invested in the issuer’s securities (1940 Act Rule 12d3-1(b)(3)).
C.	The Sub-Adviser will manage the Fund Account so that no more than 10% of the gross income of the Fund Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC §512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act §2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities, or currencies (IRC §851(b)(2)).
Dated:                                         , 2008

SCHEDULE B
RECORD KEEPING REQUIREMENTS
Records To Be Maintained by the Sub-Adviser:
A.	(Rule 31a-l(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Fund Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:
1.	the name of the broker;

2.	the terms and conditions of the order and of any modification or cancellation thereof;

3.	the time of entry or cancellation;

4.	the price at which executed;

5.	the time of receipt of a report of execution; and

6.	the name of the person who placed the order on behalf of the Fund Account.
B.	(Rule 31a-l(b)(9)). A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases (e.g. execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:
1.	shall include the consideration given to:
a.	the sale of shares of the Trust by brokers or dealers;

b.	the supplying of services or benefits by brokers or dealers to:
(1)	the Trust,

(2)	the Adviser,

(3)	the Sub-Adviser, and

(4)	any person other than the foregoing; and
c.	any other consideration other than the technical qualifications of the brokers and dealers as such;
2.	shall show the nature of the services or benefits made available;

3.	shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

4.	shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

C.	(Rule 31a-l(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of Fund securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of Fund securities and such other information as is appropriate to support the authorization.
D.	(Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser’s transactions with respect to the Fund Account.
Dated:                                         , 2008

SCHEDULE C
FEE SCHEDULE
          For the services to be provided to the Fund pursuant to the attached Sub-Advisory Agreement, the Fund shall pay the Sub-Adviser an annual fee calculated as follows:
65 basis points (0.65%) on the first $50 million of assets;
55 basis points (0.55%) on the next $50 million of assets; and
45 basis points (0.45%) on assets over $100 million.
     The fee shall be calculated and paid monthly in arrears based on the average daily net asset value of the Fund Account. For the purpose of determining the breakpoints shown above, the assets of the Fund Account will be combined with any assets of the Balentine Real Asset Fund Select, LLC that are being managed by the Sub-Adviser.
Dated:                                         , 2008

DRAFT COPY
EXHIBIT B
FORM OF SUB-ADVISORY AGREEMENT
EII REALTY SECURITIES, INC.
          THIS SUB-ADVISORY AGREEMENT is made as of the                      day of                                          , 2008, among WT Mutual Fund, a Delaware statutory trust (the “Trust”), Rodney Square Management Corporation (the “Adviser”), a corporation organized under the laws of the state of Delaware and EII Realty Securities, Inc., a corporation organized under the laws of the state of Delaware (the “Sub-Adviser”).
          WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest; and
          WHEREAS, the Wilmington Multi-Manager Real Asset Fund (the “Fund”) is a series of the Trust; and
          WHEREAS, the Adviser acts as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement between the Trust and the Adviser under which the Adviser is responsible for the coordination of investment of the Fund’s assets in portfolio securities; and
          WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;
          NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:
1. Appointment of Sub-Adviser. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may, from time to time, make additions to and withdrawals from the Fund Account.
2. Acceptance of Appointment. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Fund with respect to the investments of the Fund Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.
3. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:
     a. The Fund’s Investment Advisory Agreement;
     b. The Trust’s most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;
     c. The Trust’s Agreement and Declaration of Trust and By-Laws; and
     d. Any policies, procedures or instructions adopted or approved by the Trust’s Board of Trustees relating to obligations and services provided by the Sub-Adviser.
4. Portfolio Management Services of the Sub-Adviser. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Fund, to purchase and to sell securities for the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Fund Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Trust applicable to the Fund furnished pursuant to Section 5 of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Trust the records listed in Schedule B hereto (as amended from time to time). At the Trust’s reasonable request, the Sub-Adviser will consult with the Trust or with the Adviser with respect to any decision made by it with respect to the investments of the Fund Account.
5. Investment Objective, Policies and Restrictions. The Trust will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Fund Account as contained in the Fund’s Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Trust agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of the Fund and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Trust retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.
6. Transaction Procedures. All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust and to the administrator designated by the Trust or any other designated agent of the Trust, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.
7. Allocation of Brokerage. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 7(c) hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to conformance with the policies and procedures disclosed in the Fund’s Prospectus and Statement of Additional Information and the policies and procedures adopted by the Trust’s Board of Trustees.
     a. In executing portfolio transactions, the Sub-Adviser will give primary consideration to securing the best price and execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither the Trust, the Adviser nor the Sub-Adviser has adopted a formula for allocation of the Fund’s investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with certain brokers, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients of the Sub-Adviser. The Sub-Adviser is also authorized to place orders with certain brokers for services deemed by the Adviser to be beneficial for the Fund; and the Sub-Adviser shall follow the directions of the Adviser or the Trust in this regard.
     b. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund Account as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best price and execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust in respect of the Fund and to such other clients.
     c. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any Fund of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and the Trust’s Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and the Trust’s Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3. The Adviser agrees that it will provide the Sub-Adviser with a list of such affiliated brokers and dealers.
     d. The Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Fund, which is advising the Fund, concerning the Sub-Adviser or its affiliated persons’ transactions with the Fund in securities or other assets of the Fund, and (ii) will be limited to providing investment advice with respect to the Fund Account.
8. Proxies. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.
9. Reports to the Sub-Adviser. The Trust will provide the Sub-Adviser with such periodic reports concerning the status of the Fund Account as the Sub-Adviser may reasonably request.
10. Fees for Services. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Trust in accordance with the attached Schedule C.
11. Other Investment Activities of the Sub-Adviser. The Trust acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their own respective accounts (“Affiliated Accounts”). Subject to the provisions of Section 7(b) hereof, the Trust agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Fund Account and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

12. Certificate of Authority. The Trust, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, a Fund Account, the Adviser and/or the Sub-Adviser.
13. Limitation of Liability. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.
14. Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.
15. Assignment. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Trust and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.
16. Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:
     a. The Sub-Adviser has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.
     b. The Trust will deliver to the Sub-Adviser a true and complete copy of the Fund’s then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.
     c. The Trust is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Trust by applicable law and regulations.
17. Representations, Warranties and Agreements of the Adviser. The Adviser represents, warrants and agrees that:
     a. The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.
     b. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.
18. Representations. Warranties and Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:
     a. The Sub-Adviser is registered as an “investment adviser” under the Investment Advisers Act of 1940 (“Advisers Act”) or is a “bank” as defined in Section 202(a)(2) of the Advisers Act.
     b. The Sub-Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule B) are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust, unless the release of such records or information is otherwise consented to in writing by the

Trust or the Adviser. The Trust and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.
     c. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund Account as the Adviser or the Trust may from time to time require to assure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.
     d. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president or general partner of the Sub-Adviser shall certify to the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Sub-Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).
     e. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV furnish a copy of such amendment to the Trust and the Adviser.
     f. The Sub-Adviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.
19. Amendment. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.
20. Effective Date; Term. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.
21. Termination.
     a. This Agreement may be terminated by the Trust (by a vote of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Trust, upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.
     b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

22. Definitions. As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person,” “principal underwriter” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.
23. Notice. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.
24. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
25. Governing Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.
26. Entire Agreement. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

WT MUTUAL FUND
on behalf of the Wilmington Multi-Manager Real Asset Fund

By:
Name:	John J. Kelley
Title:	Chief Financial Officer & Vice President

EII REALTY SECURITIES, INC.

By:
Name:
Title:

RODNEY SQUARE MANAGEMENT CORPORATION

By:
Name:	Neil Wolfson
Title:	President

SCHEDULE A
OPERATING PROCEDURES
          From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Trust’s compliance with the restrictions and limitations applicable to the operations of a registered investment company and (ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.
SUBSTANTIVE LIMITATIONS
A.	The Sub-Adviser will manage the Fund Account as if the Fund Account were a registered investment company subject to the investment objective, policies and limitations applicable to the Fund stated in the Trust’s Prospectus and Statement of Additional Information, as from time to time in effect, included in the Trust’s registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the “1940 Act”), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Fund Account.

B.	The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of the Fund Account:
1.	purchase securities of any issuer if such purchase would cause more than 10 % of the voting securities of such issuer to be held in the Fund Account (1940 Act §5(b)(1); IRC §851(b)(4)(a)(ii));

2.	purchase securities if such purchase would cause:
a.	more than 3% of the outstanding voting stock of any other investment company to be held in the Fund Account (1940 Act §12(d)(1)(A)(i)),

b.	securities issued by any other investment company having an aggregate value in excess of 5% of the value of the total assets in the Fund Account to be held in the Fund Account (1940 Act §12(d)(1)(A)(ii)),

c.	securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 10% of the value of the total assets of the Fund Account to be held in the Fund Account (1940 Act §12(d)(1)(A)(iii)),

d.	more than 10% of the outstanding voting stock of any registered closed-end investment company to be held in the Fund Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Trust (1940 Act §12(d)(1)(C));
3.	purchase securities of any insurance company if such purchase would cause more than 10% of the outstanding voting securities of any insurance company to be held in the Fund Account (1940 Act §12(d)(2)); or

4.	purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless
a.	such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3-l(a)), or

b.	despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:
(1)	immediately after the purchase of any equity security, the Fund Account would not own more than 5% of outstanding securities of that class of the issuer’s equity securities (1940 Act Rule 12d3-1(b)(1));

(2)	immediately after the purchase of any debt security, the Fund Account would not own more than 10% of the outstanding principal amount of the issuer’s debt securities (1940 Act Rule 12d3-1(b)(2)); and

(3)	immediately after the purchase, not more than 5% of the value of the Fund Account’s total assets would be invested in the issuer’s securities (1940 Act Rule 12d3-1(b)(3)).
C. The Sub-Adviser will manage the Fund Account so that no more than 10% of the gross income of the Fund Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC §512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act §2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities, or currencies (IRC §851(b)(2)).
Dated:                                         , 2008

SCHEDULE B
RECORD KEEPING REQUIREMENTS
Records To Be Maintained by the Sub-Adviser:
A.	(Rule 31a-l(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Fund Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:
1.	the name of the broker;

2.	the terms and conditions of the order and of any modification or cancellation thereof;

3.	the time of entry or cancellation;

4.	the price at which executed;

5.	the time of receipt of a report of execution; and

6.	the name of the person who placed the order on behalf of the Fund Account.
B.	(Rule 31a-l(b)(9)). A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases (e.g. execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:
1.	shall include the consideration given to:
a.	the sale of shares of the Trust by brokers or dealers;

b.	the supplying of services or benefits by brokers or dealers to:
(1)	the Trust,

(2)	the Adviser,

(3)	the Sub-Adviser, and

(4)	any person other than the foregoing; and
c.	any other consideration other than the technical qualifications of the brokers and dealers as such;
2.	shall show the nature of the services or benefits made available;

3.	shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

4.	shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

C.	(Rule 31a-l(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of Fund securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of Fund securities and such other information as is appropriate to support the authorization.

D.	(Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser’s transactions with respect to the Fund Account.
Dated: __________________, 2008

SCHEDULE C
FEE SCHEDULE
               For the services to be provided to the Fund pursuant to the attached Sub-Advisory Agreement, the Fund shall pay the Sub-Adviser an annual fee calculated as follows:
65 basis points (0.65%) on the first $100 million of assets; and
60 basis points (0.60%) on assets over $100 million.
     The fee shall be calculated and paid monthly in arrears based on the average daily net asset value of the Fund Account. For the purpose of determining the breakpoints shown above, the assets of the Fund Account will be combined with any assets of the Balentine Real Asset Fund Select, LLC that are being managed by the Sub-Adviser.
Dated: ________________, 2008

FORM OF PROXY CARD
WILMINGTON MULTI-MANAGER REAL ASSET FUND
A series of WT Mutual Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON APRIL 21, 2008
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF WT MUTUAL FUND
The undersigned hereby appoint(s) Edward W. Diffin, Jr., John C. McDonnell and Charlotta E. vonWettberg, as proxies, each with full power of substitution, to vote all shares of the Wilmington Multi-Manager Real Asset Fund (the “Fund”) of WT Mutual Fund (the “Trust”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (“Meeting”) to be held at the offices of Rodney Square Management Corporation (“RSMC”), 1100 North Market Street, Wilmington, Delaware 19890, on April 21, 2008 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.
You may indicate your vote by placing an “X” in the appropriate box below.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:
1	To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, RSMC and ING Clarion Real Estate Securities L.P.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]
2	To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, RSMC and EII Realty Securities, Inc.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]
3	To transact such other business that may properly come before the Meeting, or any adjournments thereof.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]
This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes the proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated March 14, 2008.
Please date and sign this proxy and return it promptly in the enclosed envelope. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.

Signature	Date

Signature (if held jointly)	Date